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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of the earliest event reported)     December 29, 1998
                                                    ---------------------------



                        SYKES ENTERPRISES, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Florida
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                 (State or Other Jurisdiction of Incorporation)


        0-28274                                           56-1383460
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(Commission File Number)                      (IRS Employer Identification No.)


   100 North Tampa Street, Suite 3900
          Tampa, Florida                                  33602-5089
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (813) 274-1000
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              (Registrant's Telephone Number, Including Area Code)



         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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On December 29, 1998, pursuant to a Combination Agreement dated as of December
9, 1998 (the "Agreement"), Sykes Enterprises, Incorporated ("Sykes" or the "Company") acquired all of the issued and outstanding stock of Oracle Service Networks Corporation ("Oracle") in exchange for 1.475 million shares of Sykes' common stock. Under the terms of the Agreement, the transaction is to be accounted for utilizing the pooling method of accounting.

Oracle provides sophisticated call center operations including customer support and service applications as well as care management services for the healthcare insurance industry. Oracle services a client base in the financial services, telecommunications, and automotive industries and has developed integrated e-commerce solutions in providing an end-to-end customer care model. Oracle operates multi-lingual call centers on a seven day, twenty-four hour basis, located in London and Toronto, Ontario, and also in Moncton, New Brunswick.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of the Business Acquired:

              The required financial Statements of Oracle Service Networks Corporation will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

         (b)  Pro Forma Financial Information:

              The required financial Statements of Oracle Service Networks Corporation will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

         (c)  Exhibits

              Exhibit 2.1 -- Combination Agreement among Sykes Enterprises,
                             Incorporated, Oracle Service Networks
                             Corporation, Stiko Investments Limited, Slemko Investment Corporation and Hambro Insurance Services Group PLC dated as of December 9, 1998 (without schedules or exhibits).(1)


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(1) Sykes Enterprises, Incorporated agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.





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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Sykes Enterprises, Incorporated

        January 12, 1999                  By: /s/  Scott J. Bendert
                                          ----------------------------------
                                           Scott J. Bendert
                                           Senior Vice President-Finance
                                           Treasurer and Chief Financial Officer






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